UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22794

Gator Series Trust

 (Exact name of registrant as specified in charter)

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Address of principal executive offices)(Zip code)

Derek Pilecki

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Name and address of agent for service)

With copy to:

Jeffrey T. Skinner, Esp.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC  27101

Registrant's telephone number, including area code: (813) 282-7870

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Gator Series Trust

Gator Focus Fund

Annual Report

March 31, 2017

Institutional Class (GFFIX)
Investor Class (GFFAX)

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS

MARCH 31, 2017 (UNAUDITED)

Dear Gator Focus Fund Shareholders:

We are pleased to provide you with the Gator Focus Fund’s (the “Focus Fund”) annual shareholder letter.  This letter covers the annual period from April 1, 2016 through March 31, 2017. Below, we have provided an update regarding the Focus Fund’s performance, a summary investment thesis behind new positions in Ally Financial and Kingstone Companies, which were both purchased during the period, and a list of the Focus Fund’s top ten equity holdings as of March 31, 2017.

Review of Performance

We believe the Focus Fund differentiates itself by holding a concentrated stock portfolio of relatively small companies which we generally hold for significant periods of time resulting in relatively low turnover. The Focus Fund has underperformed its benchmark, the Russell 2000 Index®, from the Focus Fund’s inception on April 24, 2013 through March 31, 2017. Returns for the Focus Fund and its primary benchmark, the Russell 2000 Index® for the period April 24, 2013 through March 31, 2017 are summarized below:

Performance Returns Through 03/31/17
					Annualized Since Inception
	2017 YTD	3 Months	6 Months	1 Year
GFFIX (Institutional)	0.94%	0.94%	10.22%	19.16%	2.41%
GFFAX (Investor)	0.94%	0.94%	10.12%	19.00%	2.08%
Russell 2000 Index®	2.46%	2.46%	11.51%	26.21%	12.24%

The Gator Focus Fund’s inception date was April 24, 2013.  Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Gator Focus Fund ("the Fund") imposes a 1% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee, and if reflected, total returns on any shares incurring the redemption fee would be reduced. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-270-2678.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The advisor has currently entered into a fee waiver agreement with the Fund through 08/01/2024.

The Russell 2000 Index® measures the performance of the small-cap segment of the U.S. equity universe. It is used for comparison purposes only, and is not meant to be indicative of the Gator Focus Fund’s performance, asset composition, or volatility. The performance of the Russell 2000 Index® is shown with all dividends reinvested and does not reflect deductions for fees or expenses. Investors cannot invest directly in an index.

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LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

During the period from April 1, 2016 through March 31, 2017, the Focus Fund had a total return of 19.16% (Institutional Class) / 19.00% (Investor Class) compared to the benchmark Russell 2000 Small Cap Index® which returned us 26.21% during this period. Total return indicates the Focus Fund’s performance taking into consideration changes in the net asset value, accumulation and reinvestment of dividends, and their compounding effect over time.

During the period the Focus Fund had a few strong performing investments, such as BBX Capital, OneOk, and Primerica.  However, we also had positions that did not perform well, such as Real Industries, DineEquity, and H.H. Gregg in consumer stocks.

Ally Financial (NYSE: ALLY)

We purchased shares of Ally Financial because we think the stock can double over the next three years.  We believe Ally’s stock valuation is compelling, we expect earnings to grow about 15% per year, Ally’s earnings growth is not dependent on higher interest rates, and the company has started to return excess capital to shareholders.

Ally Financial was formerly known as General Motors Acceptance Corporation (“GMAC”).  As you know, GMAC provided auto loans to consumers at GM dealerships.  Starting in 1985, GMAC expanded into mortgages and the company grew into one of the largest participants in the mortgage business.  As GM started to run into financial difficulties in 2006, it sold a majority interest in GMAC to a private equity firm.   Then, GMAC ran into trouble as the financial crisis hit and losses skyrocketed.  GMAC’s losses were especially high from the mortgage business, and the company was forced to ask for government capital infusions on three separate occasions.  In 2009, the mortgage business was put into bankruptcy.  In 2010, GMAC changed its name to Ally Financial, and the company focused on growing its online retail bank to stabilize its funding.  Ally had an initial public offering in 2014. Since then, the U.S. government has sold its stake through a series of secondary offerings.

Ally Financial is now an auto lender with an online bank.  About 50% of Ally’s assets are consumer auto loans, 30% are floorplan loans to dealers, and the remainder of the balance is split between first mortgage loans and corporate loans.  Ally runs one of the leading online banks and has grown deposits greater than 20% annually since 2010.  Ally is beginning to introduce additional products to its online bank customers such as credit cards, mortgages, and online stock brokerage.

Ally Financial has a compelling valuation.  Ally Financial trades for less than 8x 2017 estimated earnings per share and 75% of tangible book value.  This low valuation persists despite an increasing return on equity and earnings growth of around 15%.  We believe the current opportunity exists in Ally’s stock due to overblown concerns about auto credit.  Specifically, the investment community has concerns about how Ally will grow when the auto cycle turns, the effect of losing GM and Chrysler relationships, and Ally’s risk to declining used auto prices.  Without being dismissive of these concerns, we have become comfortable that Ally will be able to manage through a potential change in the credit cycle by focusing a greater portion of its originations on the used car segment.  There is evidence that Ally has been able to replace lost originations at GM and Chrysler dealers by growing originations at non-GM and non-Chrysler dealers and in the used car segment.  We also believe that Ally is becoming less sensitive to used car prices as lease financing becomes a lower percentage of its

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

business.  We think sometime during the next couple of years the market will place less emphasis on these issues and will revalue Ally to be comparable to a regional bank.

In the graph below, we show all the medium capitalization (mid cap) banks with market capitalization between $5 billion and $15 billion.  We plot these mid cap banks based on their price-to-tangible book valuations compared to their projected return on equity in 2017.  As you can see, Ally is an outlier.  We believe there is meaningful upside to Ally if it just approaches the same valuation as its peers.

Mid Cap Banks
Price/Tangible Book vs. Return on Equity
350%
300%
250%
200%
150%
100%
50%
0%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
OZRK
PACW
WBS
FRC
CBSH
EWBC
SIVB
SBNY
PBCT
NYCB
HBAN
SNV
CMA
ZION
CIT
ALLY

We believe one reason Ally trades at such a large discount to the mid cap banks is it is not included in the major stock market indices.  Ally is not yet included in the S&P 500 Index, so it is not included in the major mutual funds and ETFs that track the S&P 500 Index.  We estimate if Ally were added to the S&P 500 that index funds would have to buy 60 million shares.  Ally is the 4th largest financial stock eligible for inclusion that is not in the S&P 500, so we believe it will be added within the next few years.  In addition, many investment managers who benchmark their portfolio to the S&P 500 don’t consider Ally for investment because of its exclusion from the index.  Also, Ally is not included in the major bank ETFs such as the KRE or the KBE because it is not included in S&P Bank indices either.  We believe this will change as well.

Despite its low valuation, we expect Ally Financial will have earnings growth around 15% over the next three years with slower growth in 2017 and accelerating growth in 2018 and 2019.  First, we expect Ally to have 5% to 8% loan growth over the intermediate term.  Then, we expect Ally’s net interest margin will expand.  The company will increase the rate earned on auto loans as it optimizes its loan mix.  The company will decrease the rate paid on funding as it replaces unsecured debt with bank deposits.  Ally should also see operating leverage due to spending $200 million to rebuild its technology core for its auto loan platform.  We expect Ally’s core expenses to remain flat for the next couple of years even as the loan portfolio grows 5% to 8% annually.  The combination of solid loan growth with expanding net interest margin and flat expenses should produce attractive earnings growth.

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

To go into more detail about the expected expansion of Ally’s net interest margin, Ally is improving both the yield earned on loans and the rate paid on funding.  Ally should be able to increase its earnings yield on the asset side of the balance sheet as it optimizes asset mix.  Ally’s loan origination mix has shifted toward prime and near-prime loans from super-prime as they present a better risk-adjusted returns.  Plus, Ally has focused on the used car loan segment to replace the lost originations at GM and Chrysler dealers.  Used car loans have higher yields than new car loans.  These shifts will improve Ally’s net interest margin through 2019 as the new loan originations with their higher yields are added to the loan portfolio and replace lower yielding loans.  Ally is also improving the funding side of the net interest margin by increasing the percentage of low cost bank deposits in their funding mix.  51% of Ally’s funding comes from bank deposits costing 1.1% versus unsecured debt costing 4.9%.  We think Ally will continue to increase the mix of bank deposits in their funding by 8% to 10% per year.

Ally is beginning to return capital to shareholders.  Ally has spent the last five years cleaning up its capital structure which was burdened with high cost preferred stock due to its multiple government bailouts.  As Ally has generated capital through retained earnings, it has received permission to retire this high cost preferred stock with lower cost debt funding.  During the 2016 Federal Reserve stress test process, Ally received permission to repurchase $775 million of common stock or 8% of its current market cap.  Ally has also received permission and started to pay a nominal dividend.  We expect Ally will generate an additional $1 billion of regulatory capital over the next three years from its deferred tax asset.  Due to operating losses from its mortgage operations, Ally has a large deferred tax asset (or “DTA”).  Although the DTA is recognized on the GAAP balance sheet, it is excluded from regulatory capital.  This means Ally has to hold more capital for regulatory purposes.  However, as Ally continues to generate income each quarter, the company will not pay cash taxes as the DTA offsets any tax due.  The cash that would have gone to paying taxes turns into additional regulatory capital generated beyond net income.  We believe Ally will use most of its DTA over the next three years which will result in an additional $1 billion of regulatory capital or 10% of its market cap.

The number one pushback we get on Ally is:  How can you own an auto lender when we are at peak auto sales?  Since Ally is an auto lender and not a manufacturer, they are not directly impacted by lower sales, but we can see some legitimate concerns if the auto cycle slows: 1) used car prices could drop so Ally could have higher losses on cars it repossesses, 2) it could be harder for Ally to grow its loan portfolio, or 3) the dealers who Ally lends to might experience financial stress.  Ally’s exposure to used car prices is declining as its auto lease portfolio declines.  Ally would likely experience higher loan losses if used car prices declined but we see two mitigating factors:  Ally takes this normal cyclicality into account in its pricing and used car prices tend to rise when new car sales dip because car buyers are substituting used cars for new cars.  Ally’s loan portfolio can still grow with lower auto sales because loan payoffs will be less and a large percentage of Ally’s loans are on used cars.  We think losses on car dealer floorplan loans will be minimal in a downturn because auto dealers rarely default.  We think other investors are holding Ally to too high of a standard for where we are in the auto cycle.  We don’t see them penalizing other lenders for similar positioning, so this is part of the opportunity we see with Ally.

Another question we get when discussing Ally: Why bother with investing in Ally if it needed multiple government bailouts during the last recession?  And, don’t those bailouts show that

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

the underlying business is weak?  Our response is: Ally has made three fundamental changes to its business that should make it stable going forward.  The first major change is it no longer has a mortgage business on the scale of its old ResCap mortgage subsidiary.  The ResCap business took an incredible amount of housing risk and had unstable funding.  The second major change to Ally’s business is the growth of Ally Bank.  Ally Bank provides Ally with a stable source of low cost funding, so it will not be dependent on the unsecured debt markets nor the auto loan securitization markets going forward.  The third major change to Ally’s business has been to become a bank-holding company and to operate with lower leverage than before 2008.  In late 2008, Ally became a bank-holding company, which makes the Federal Reserve its regulator.  As a result, Ally’s leverage has declined from 20:1 to 10:1 from 2007 to 2015.  These three changes greatly reduce the possibility of Ally needing a restructuring or experiencing financial distress going forward.  In fact, we expect Ally’s credit rating to be upgraded to investment grade over the next 24 months.  Lastly, Ally’s underwriting is much improved from what it was before the Great Financial Crisis.  As a subsidiary of GM, Ally (then known as GMAC) had a conflicted relationship because its owner, GM, wanted aggressive loan underwriting to support car sales.  Now as an independent company, Ally no longer has this conflict to reduce its underwriting standards to grow car sales.  With these important changes to its business model, we think Ally will weather the next recession in fine shape.

We think Ally’s stock can double over the next three years.  From a current price of below $20 per share, we think Ally can trade at $40 by late 2019.  To achieve this target price, Ally would have to trade at 12x 2020 estimated earnings or 1.25 estimated 2019 Q2 tangible book value.  These multiples are still discounted with current multiples of its regional bank group, even though we would argue that Ally may be able to trade at a higher multiple because it has the ability to organically grow its assets and liabilities faster than its regional bank peers. While we chose to highlight the opportunity that exists in Ally, this should also serve to highlight the types of opportunities we believe still exist in the portfolio, even after the recent run up in the financial sector.  We believe that increased regulation has depressed valuations across the sector.  As conditions and the regulatory environment improve, we believe that companies across the sector will continue to benefit.

Kingstone Companies (NASDAQ: KINS)

We purchased additional common shares of Kingstone Companies, Inc. (NASDAQ: KINS) in late January when the company raised capital in a follow-on offering at $12 per share.  We’ve owned shares in Kingstone since their previous equity offering in December 2013 at $5.95.  The shares have increased in value 25% since the recent equity offering.  Please do not take this write-up as a recommendation to buy the shares today.  We merely want to continue sharing our investment process with you.

Kingstone Companies is a homeowners’ insurance company based in New York State.  The company has grown quickly since Superstorm Sandy as Allstate and State Farm have reduced their coastal exposures on Long Island.  Kingstone also writes insurance on several smaller lines such as physical damage on livery, which is purchased by Uber drivers, and business insurance for small business.

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

We like Kingstone for the following reasons:

1.

Strong organic growth – Kingstone has been posting strong gross written premium growth.  The company has benefitted from large insurers, such as Allstate and State Farm, reducing their exposures to coastal areas, especially Long Island.  We believe these large insurers reduced risk systematically along the coast without consideration for pricing, so Kingstone has been able to grow while being able price the risk appropriately.

We believe Kingstone will continue this strong growth by expanding into adjacent states like New Jersey and Connecticut.  Homeowners insurance is a product that every homeowner is required to buy.  Kingstone has carved out a niche among independent insurance agents by providing superior service without channel conflict.

2.

High returns – Kingstone has stated goals of 20% earnings growth, 20% operating margins, and a 20% return on equity.  We think these goals may be too ambitious in light of management wanting to keep premium-to-equity leverage at 1.5x but like that management is trying to generate attractive returns.

3.

CEO is a proven money maker – With any small company, we believe the management is even more important because their decisions have higher impacts on the business.  We think very highly of Barry Goldstein, Kingstone’s CEO. In our interactions with him, he has been thoughtful and very astute about insurance.  He has shown the ability to recognize business opportunities but is able to balance this to protect his downside risk.  For example, he has exited lines of business where the economics are poor, such as commercial auto.  Goldstein is Kingstone’s largest shareholder.  Even though he sold a portion of his holdings in the most recent equity offering, we still believe his interests are closely aligned with other shareholders.  We believe he is an owner-operator and not an employee-manager, so he will sell Kingstone if an appropriate offer is made.  We believe he has no interest in hanging around to collect a paycheck.

4.

New capital will drive earnings higher – Kingstone recently raised $30 million in a follow-on equity offering.  The company will use this capital to reduce the amount of quota-share reinsurance it buys.  The company has grown so quickly that it had to use quota-share reinsurance in support of its growth.  The company has steadily reduced the amount of quota-share insurance from 75% to 55% to 40% as it has grown its capital.  We believe they will lower the amount of quota-share reinsurance to 20% on July 1st.  The company still uses a conservative amount of excess-of-loss reinsurance to protect itself from storms.

5.

Active buyer of reinsurance – Kingstone buys catastrophe reinsurance to protect itself from a 1-in-250 year storm.  We believe this is more conservative than its Florida peers.  Kingstone has been using the declining reinsurance price environment to further protect its balance sheet.   With its current reinsurance treaty, if Kingstone were to have a large loss, it would simply wipe out one quarter’s earnings.  It would not impact its equity capital.

6.

Received a ratings upgrade which will drive business volumes – With the recent capital raise and continued increases in catastrophe reinsurance purchased, A.M. Best raised the company’s rating from B+ to A-.  This improved rating will help the

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

company write additional business.  Many insurance agents will not place policies with companies with ratings lower than A- from A.M. Best.  The potential ratings increase will help accelerate new business as the company enters new states.

7.

Thoughtful, consistent expansion – Kingstone has methodically planned its expansion beyond New York state.  It has licenses to write homeowners in Pennsylvania, New Jersey, Connecticut, Rhode Island, and Texas.  It has decided not to enter Texas because management could not get comfortable with the severity of windstorms in recent years.  Instead, Kingstone has recently started to write homeowners in New Jersey and will begin to write policies in Connecticut and Rhode Island later in 2017.  These states have similar weather patterns and clientele to New York.

8.

Valuation is attractive – At the price of the recent capital raise, Kingstone was trading at 1.5x book value or 6.5x our $1.95 estimate of 2018 earnings per share.  With Kingstone’s 20% growth rate, unique positioning in the northeastern US, and lower likelihood of hurricanes compared to its Florida-based peers, we believe the stock should trade at a significant premium to the 8.5x 2018 earnings at which the Florida-based homeowners’ insurance companies currently trade.

9.

Candidate for consolidation – At less than $200 million in market capitalization, Kingstone would be a bite-sized acquisition for another insurance company.   For the Florida-based homeowners companies, there would be risk diversification benefits from owning Kingstone’s NY state book of business.  For example, a homeowners company with exposure to Florida and New York would be charged lower reinsurance rates than a company writing solely in Florida.

10.

Investment by RenaissanceRe Ventures – In early 2016, RenaissanceRe, the well-regarded catastrophe reinsurance company, approached Kingstone to make an investment.  They invested $5 million through a private placement of Kingstone common stock by their venture capital arm.  We infer from this investment that a smart player in catastrophe reinsurance liked the opportunity Kingstone has in homeowners insurance.  We believe RenaissanceRe has given Kingstone informal advice on its reinsurance program since making the investment, which raises our comfort level.

Risks

1.

Higher operational risk due to small organization – Small companies have greater risk of an operational misstep.  Fewer people are involved in making decisions.  Key executives may have to fill multiple roles, so the level of expertise may be lower.  We do not have any specific concerns regarding Kingstone.  Rather, we note they are small.

2.

Potential for higher competition – Kingstone has benefitted from the vacuum left behind by State Farm and Allstate when they decided to reduce their exposure to Long Island. If these giant competitors reversed course and wanted to increase their exposure to Long Island, they could take business away from Kingstone.  We would note that these companies have steadily retreated from Florida since Hurricane Andrew hit in 1992, so we don’t think these companies will reverse course without serious consideration.

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

3.

No direct writing capability – Kingstone has focused on distributing its policies exclusively through independent insurance agents.  As we all know from the never-ending TV ads, auto insurance companies have convinced customers to come to them directly to cut out the agent.  This shift to direct distribution has lagged in the homeowners insurance market.  If direct writing in the homeowners insurance market catches up to the auto insurance market, Kingstone is not well positioned.  That being said, there will always be some portion of the homeowners insurance market that will be sold through brokers.  Within the independent brokerage channel, Kingstone has such a small market share that the channel can shrink and Kingstone would still have plenty of room to grow.

4.

Catastrophe reinsurance market may tighten – Kingstone has benefitted from the loose market for catastrophe reinsurance.  There have not been significant losses in catastrophe reinsurance since the 2005 hurricane season, so catastrophe reinsurance prices have declined for several years.  As these prices have declined, Kingstone has used the lower prices to buy the same dollar amount of reinsurance but has been able to secure higher levels of coverage.  If the catastrophe reinsurance market were to tighten, Kingstone would have to pay higher rates for reinsurance.  This could squeeze Kingstone profit margins if the company is not able to raise rates to its customers.

Overall, we believe Kingstone is an undiscovered gem of an insurance company.  The company has an attractive growth opportunity in front of it.  As shareholders, we are aligned with a money-making CEO.  We like the fact that management has high return targets.  We believe the company will compound our capital at attractive rates for several more years.  Eventually, we believe Kingstone will become part of a large organization.

Focus Fund’s Ten Largest Equity Positions:

BBX Capital Corp. - Class A

Enlink Midstream, LLC

Primerica, Inc.

Ambac Financial Group, Inc.

Kingstone Companies, Inc.

RE/MAX Holdings, Inc. - Class A

Bob Evans Farms, Inc.

Oneok, Inc.

TransUnion

Penn National Gaming, Inc.

Conclusion

We are working hard with our research-oriented investment approach.  It is our objective to make the Focus Fund successful in helping you compound your wealth in the years to come.

Sincerely,

Derek S. Pilecki

Portfolio Manager

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

Risk Definitions and Disclosures

An investment in the Fund is subject to special risks including but not limited to, small and mid-cap companies securities risk which is subject to the potential for increased volatility as a result of investing in securities that are more volatile compared to investments in more established companies.

Mutual fund investing involves risk. Such risks associated with the Fund as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Fund is found in the Prospectus, a copy of which or current performance information may be obtained by visiting www.gatormutualfunds.com or by contacting Mutual Shareholder Services (“MSS”) toll free at (855) 270-2678. We encourage you to read the prospectus carefully before investing.

Past performance does not guarantee future results. Loss of principal is possible. Investment returns and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. MSS serves as the Fund Transfer Agent and provides Fund Accounting and Pricing Services to the Fund.  Arbor Court Capital, LLC (“ACC”) serves as the Distributor for the Fund and is a member of FINRA and SIPC. Gregory Getts is the primary owner of MSS and of ACC.

Contact Us

Gator Focus Fund                                            Mutual Shareholder Services

Derek Pilecki, Portfolio Manager                       8000 Town Centre Drive, Suite 400

c/o Gator Capital Management, LLC                 Broadview Heights, OH  44147

100 S. Ashley Dr., Ste. 895                                (855) 270-2678

Tampa, FL 33602

(813) 282-7870

GATOR FOCUS FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2017 (UNAUDITED)

AVERAGE ANNUALIZED TOTAL RETURNS

FOR THE PERIOD APRIL 24, 2013

(commencement of investment operations)

THROUGH MARCH 31, 2017

	One Year	Three Year *	Since Inception *	Ending Value
Gator Focus Fund - Institutional Class	19.16%	-5.91%	2.41%	$ 109,840
Gator Focus Fund - Investor Class (**) (***)	19.00%	-6.13%	2.08%	$ 10,841
Russell 2000 Index	26.21%	7.21%	12.24%	$ 157,543

* Annualized

** Commencement of investment operations on April 29, 2013.

*** The minimum initial investment for the Investor Class shares is $5,000, so the ending dollar value is based on the growth of $10,000.

Cumulative Performance Comparison of $100,000 Investment

This chart assumes an initial investment of $100,000 made in the Institutional Class shares on April 24, 2013 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions, if any.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  The figures for the Russell 2000 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Fund imposes a 1.00% redemption fee on shares redeemed within 60 days of purchase.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

GATOR FOCUS FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represented as a percentage of the portfolio of investments.

Basic Materials
2.32%
Real Estate Investment Trust
5.38%
Communication Services
1.77%
Real Estate
10.05%
Consumer Cyclical
16.87%
Money Market Fund
1.25%
Industrials
3.71%
Healthcare
6.73%
Energy
13.89%
Financial Services
38.03%

Sectors are based on Morningstar® classifications.

GATOR FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

Shares		Value

COMMON STOCK - 94.32%

Cable & Other Pay Television Services - 1.79%
2,150	Liberty Global Plc. Class A *	$ 47,816

Commercial Banks, Nec - 3.20%
4,200	Ally Financial, Inc.	85,386

Deep Sea Foreign Transportation of Freight - 2.23%
6,500	Teekay Corp.	59,475

Hospital & Medical Service Plans - 3.67%
700	Wellcare Health Plans, Inc. *	98,147

Hotels & Motels - 7.45%
7,350	LaQuinta Holdings, Inc. *	99,372
5,400	Penn National Gaming, Inc. *	99,522
		198,894
Investment Advice - 12.61%
4,500	Ares Management L.P.	85,275
5,300	Carlyle Group L.P.	84,535
5,200	Janus Capital Group, Inc.	68,640
6,500	OM Asset Management Plc.	98,280
		336,730
Insurance - 13.32%
6,500	Ambac Financial Group, Inc. *	122,590
6,900	Kingstone Companies, Inc.	110,055
1,500	Primerica, Inc.	123,300
		355,945
Life Insurance - 3.55%
2,500	Voya Financial, Inc.	94,900

Metals & Mining - 2.35%
7,000	Suncoke Energy, Inc. *	62,720

Natural Gas Transmission & Distribution - 8.38%
6,400	EnLink Midstream, LLC	124,160
1,800	ONEOK, Inc.	99,792
		223,952
Oil & Gas Field Services - 3.43%
2,542	SemGroup Corp. Class A	91,512

* Represents non-income producing security during the year.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2017

Shares		Value

Operative Builders - 3.01%
2,150	CalAtlantic Group, Inc.	$ 80,517

Personal Credit Institutions - 3.07%
3,299	OneMain Holdings, Inc.	81,980

Pharmaceutical Preparations - 3.12%
1,500	Prestige Brands Holdings, Inc. *	83,340

Real Estate - 6.15%
25,308	BBX Capital Corp. Class A	164,249

Real Estate Agents & Managers - 4.01%
1,800	Re/Max Holdings, Inc. Class A	107,010

Retail-Eating Places - 6.58%
1,600	Bob Evans Farms, Inc.	103,792
1,325	DineEquity, Inc.	72,107
		175,899
Services - Consumer Credit Reporting & Collection Agencies - 3.73%
2,600	TransUnion *	99,710

Services - Miscellaneous Business Services - 2.67%
3,700	Donnelley Financial Solutions, Inc. *	71,373

TOTAL FOR COMMON STOCK (Cost $2,243,681) - 94.32%		2,519,555

REAL ESTATE INVESTMENT TRUST - 5.44%
5,865	Colony NorthStar, Inc. Class A	75,717
8,000	Washington Prime Group, Inc.	69,520
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $140,374) - 5.44%		145,237

MONEY MARKET FUND - 1.26%
33,599	Fidelity Prime Money Market Portfolio - Institutional Class 0.60% **	33,599
TOTAL MONEY MARKET FUND (Cost $33,599) - 1.26%		33,599

TOTAL INVESTMENTS (Cost $2,417,654) - 101.02%		2,698,391

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.02)%		(27,143)

NET ASSETS - 100.00%		$ 2,671,248

* Represents non-income producing security during the year.

** Variable Rate Security, the coupon rate shown represents the annualized yield that was in effect at March 31, 2017.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2017

Assets:
Investments in Securities, at Value (Cost $2,417,654)	$ 2,698,391
Receivables:
Dividends and Interest	3,129
Prepaid Expenses	3,247
Total Assets	2,704,767
Liabilities:
Shareholder Redemption	11,871
Payables:
Advisory Fees	4,291
Distribution (12b-1) Fees	252
Trustee Fees	2,250
Other Accrued Expenses	14,855
Total Liabilities	33,519
Net Assets	$ 2,671,248

Net Assets Consist of:
Paid In Capital	$ 3,527,639
Undistributed Net Investment Income	8,434
Accumulated Net Realized Loss on Investments	(1,145,562)
Net Unrealized Appreciation in Value of Investments	280,737
Net Assets	$ 2,671,248

Institutional Class Shares:
Net Assets	$ 2,312,134
Shares outstanding	214,922
Net asset value and offering price per share	$ 10.76
(Unlimited shares authorized at no par value)
Short-term redemption price per share ($10.76 x 0.99) *	$ 10.65

Investor Class Shares:
Net Assets	$ 359,114
Shares outstanding	33,608
Net asset value and offering price per share	$ 10.69
(Unlimited shares authorized at no par value)
Short-term redemption price per share ($10.69 x 0.99) *	$ 10.58

* The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

STATEMENT OF OPERATIONS

        For the Year Ended March 31, 2017

Investment Income:
Dividends	$ 54,919
Interest	366
Total Investment Income	55,285

Expenses:
Advisory Fees	25,363
Transfer Agent & Accounting Fees	25,378
Distribution (12b-1) Fees - Investor Class	850
Chief Compliance Officer Fees	15,000
Registration Fees	3,853
Audit Fees	12,000
Miscellaneous Fees	3,138
Nasdaq Fees	1,190
Trustee Fees	4,599
Custodial Fees	5,121
Legal Fees	26,859
Printing and Mailing	682
Total Expenses	124,033
Fees Waived and Reimbursed by the Adviser	(85,392)
Net Expenses	38,641

Net Investment Income	16,644

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(138,508)
Net Change in Unrealized Appreciation on Investments	557,553
Net Realized and Unrealized Gain on Investments	419,045

Net Increase in Net Assets Resulting from Operations	$ 435,689

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 16,644	$ 17,461
Net Realized Loss on Investments	(138,508)	(727,155)
Net Change in Unrealized Appreciation (Depreciation) on Investments	557,553	(238,603)
Net Increase (Decrease) in Net Assets Resulting from Operations	435,689	(948,297)

Distributions to Shareholders:
Net Investment Income:
Institutional Class	(22,920)	-
Investor Class	(2,751)	-
Total Distributions to Shareholders	(25,671)	-

Increase (Decrease) from Shareholder Activity:
Proceeds from Sale of Shares
Institutional Class	106,237	756,556
Investor Class	15,692	34,700
Distributions Reinvested
Institutional Class	22,920	-
Investor Class	2,751	-
Cost of Shares Redeemed
Institutional Class	(220,337)	(2,672,970)
Investor Class	(32,471)	(78,281)
Net Decrease from Shareholder Activity	(105,208)	(1,959,995)

Net Assets:
Net Increase (Decrease) in Net Assets	304,810	(2,908,292)
Beginning of Year	2,366,438	5,274,730
End of Year (Including Undistributed Net
Investment Income of $8,434 and $17,461, respectively)	$ 2,671,248	$ 2,366,438

Share Transactions:
Shares Sold
Institutional Class	10,609	92,847
Investor Class	1,628	2,910
Shares Reinvested
Institutional Class	2,130	-
Investor Class	257	-
Shares Redeemed
Institutional Class	(22,674)	(272,418)
Investor Class	(3,270)	(7,732)
Net Decrease in Shares	(11,320)	(184,393)
Shares Outstanding at Beginning of Year	259,850	444,243
Shares Outstanding at End of Year	248,530	259,850

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

 INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period:

	Years Ended			Period Ended (a)
	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014

Net Asset Value, at Beginning of Period	$ 9.12	$ 11.88	$ 13.05	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.07	0.05	(0.03)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.68	(2.81)	(1.14)	3.27
Total from Investment Operations	1.75	(2.76)	(1.17)	3.19

Distributions From:
Net Investment Income	(0.11)	-	-	-
Net Realized Gain	-	-	-	(0.14)
Total Distributions	(0.11)	-	-	(0.14)

Net Asset Value, at End of Period	$ 10.76	$ 9.12	$ 11.88	$ 13.05

Total Return **	19.16%	(23.23)%	(8.97)%	31.90% (b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,312	$ 2,050	$ 4,804	$ 3,240
Before Waiver
Ratio of Expenses to Average Net Assets	4.86%	3.50%	3.12%	16.72% (c)
Ratio of Net Investment Loss to Average Net Assets	(2.68)%	(1.52)%	(1.84)%	(15.98)% (c)
After Waiver
Ratio of Expenses to Average Net Assets	1.49%	1.49%	1.49%	1.49% (c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.69%	0.49%	(0.21)%	(0.75)% (c)
Portfolio Turnover	31.70%	52.19%	29.55%	84.54% (b)

(a) For the period April 24, 2013 (commencement of investment operations) through March 31, 2014.

(b) Not Annualized

(c) Annualized

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions, if any. Had the Adviser not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

 INVESTOR CLASS

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period:

	Years Ended			Period Ended (a)
	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014

Net Asset Value, at Beginning of Period	$ 9.05	$ 11.83	$ 13.02	$ 10.04

Income From Investment Operations:
Net Investment Income (Loss) *	0.04	0.03	(0.06)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	1.68	(2.81)	(1.13)	3.23
Total from Investment Operations	1.72	(2.78)	(1.19)	3.12

Distributions From:
Net Investment Income	(0.08)	-	-	-
Net Realized Gain	-	-	-	(0.14)
Total Distributions	(0.08)	-	-	(0.14)

Net Asset Value, at End of Period	$ 10.69	$ 9.05	$ 11.83	$ 13.02

Total Return **	19.00%	(23.50)%	(9.14)%	31.07% (b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 359	$ 317	$ 471	$ 413
Before Waiver
Ratio of Expenses to Average Net Assets	5.11%	3.99%	3.41%	7.42% (c)
Ratio of Net Investment Loss to Average Net Assets	(2.93)%	(1.95)%	(2.13)%	(6.75)% (c)
After Waiver
Ratio of Expenses to Average Net Assets	1.74%	1.74%	1.74%	1.74% (c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.44%	0.30%	(0.46)%	(1.07)% (c)
Portfolio Turnover	31.70%	52.19%	29.55%	84.54% (b)

(a) For the period April 29, 2013 (commencement of investment operations) through March 31, 2014.

(b) Not Annualized

(c) Annualized

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions, if any. Had the Adviser not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

1.  ORGANIZATION

The Gator Series Trust, formally known as Endurance Series Trust prior to February 27, 2014, is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated November 29, 2012 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. Currently there is only one series authorized by the Trustees.  The series currently authorized and incorporated in this report is the Gator Focus Fund (the “Focus Fund” or the "Fund").  The Fund currently has two classes of shares, the Institutional Class and the Investor Class.  The Fund is diversified. The Investment Adviser to the Fund is Gator Capital Management, LLC (the "Adviser" or “GCM”).

For the Focus Fund - the Institutional Class commenced investment operations on April 24, 2013.  The Investor Class commenced investment operations on April 29, 2013.

The Fund’s investment objective is to seek long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

CASH AND CASH EQUIVALENTS: The Fund maintains cash in accounts at a custodian bank which, at times, may exceed federally insured limits.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, if any, to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the positions are “more likely than not” to be sustained assuming examination by tax authorities.

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

Management has analyzed the Fund’s tax positions; and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s 2014, 2015, and 2016 tax returns or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended March 31, 2017, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for Federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for Federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for Federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

SHARE CLASS ACCOUNTING: Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the two classes of shares of the Fund on the basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION: The Fund’s net asset value (“NAV”) is calculated once daily, for each class of shares, at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV, for each class, is divided by the total number of shares outstanding, for each class, to determine the NAV of each share.

REDEMPTION FEE: To discourage short-term trades by investors, and to offset any transaction and other costs associated with short-term trading, the Fund will impose a redemption fee, on both classes, of 1.00% of the total redemption amount (calculated at fair value) if shares are redeemed within 60 days of initial purchase. Redemption fees are

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

retained by the Fund. There was $0 in redemption fees collected for the Fund during the years ended March 31, 2016 and March 31, 2017, respectively.

OTHER: The Fund records security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

SUBSEQUENT EVENTS: The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

3.  SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to the valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stock including ADRs, and Warrants) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price.  Generally if the security is traded in an active market and is valued at the last sales price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price the position is generally categorized as Level 2. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3, when appropriate.

Money market mutual funds are generally priced at the ending value at $1 NAV per share provided by the service agent of the money market fund. These securities will be categorized as Level 1 securities.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as Level 2 or Level 3, when appropriate.

The following table summarizes the inputs used to value the Fund’s assets measured as of March 31, 2017:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 2,519,555	$ -	$ -	$ 2,519,555
Real Estate Investment Trust	145,237	-	-	145,237
Money Market Fund	33,599	-	-	33,599
Total	$ 2,698,391	$ -	$ -	$ 2,698,391

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) during the year ended March 31, 2017. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

The Fund did not hold any derivative instruments at any time during the year ended March 31, 2017. For more detail on the industry classification of investments, please refer to the Fund’s Schedule of Investments. The Fund had no transfers into or out of Level 2 or Level 3 during the year ended March 31, 2017. It is the Fund’s policy to recognize transfers into or out of the Levels as of the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Gator Capital Management, LLC, serves as investment Adviser to the Fund. Subject to the supervision and direction of the Trustees, the Adviser manages the Fund’s investments to be sure they are made in accordance with the Fund’s stated investment objectives and policies. The fees paid to the Adviser are governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Fund, and the Adviser. Pursuant to the Management Agreement, the Fund pays the Adviser, on a monthly basis, an annual advisory fee equivalent to 1.00% of the Fund's average daily net assets.

For the year ended March 31, 2017, the Adviser earned $25,363 from the Focus Fund for advisory fees.  During the same period, the Adviser waived and reimbursed $85,392 in expenses pursuant to the Expense Limitation Agreement.  At March 31, 2017, the Fund owed the Adviser $4,291 for management fees.

The Adviser has contractually agreed to waive or reimburse expenses, through August 1, 2024 for the Focus Fund to ensure that total annual Fund operating expenses of the Fund after fee waivers and reimbursements (exclusive of any 12b-1 fees, taxes, short selling expenses, interest, brokerage fees and commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.49% of average daily net assets attributable to the Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years after the end of the fiscal year in which the waiver or reimbursement occurs, if such recoupment can be achieved within the foregoing expense limit.  Fee waivers and expense reimbursements are only subject to recoupment under the expense limitation in effect at the time such expenses were waived.  Below is a table that shows the amounts that the Adviser has available for recoupment and the expiration dates of such amounts.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the Fund’s Adviser.  At March 31, 2017, the expense waivers subject to recoupment were as follows:

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2015	March 31, 2018	$84,380

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2016	March 31, 2019	$76,949

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2017	March 31, 2020	$85,392

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

TRUSTEE FEES: Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” receives a fee of $1,000 per year plus $500 per Trust meeting attended in person and $250 per Trust meeting attended by telephone.  The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

5.  DISTRIBUTION (12B-1) PLAN

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act for the Investor Class shares.  Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s Investor Class shares.  The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund’s Investor Class.

For the year ended March 31, 2017, the Investor Class shares, incurred $850 in distribution fees.  At March 31, 2017, the Fund owed $252 in distribution fees.

6.  INVESTMENTS

For the year ended March 31, 2017, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $784,020 and $814,480, respectively for the Fund.

7.  TAX MATTERS

For Federal income tax purposes, the cost of investments owned at March 31, 2017, was $2,419,088. At March 31, 2017, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$ 637,414
Gross unrealized depreciation on investment securities	(358,111)
Net unrealized appreciation on investment securities	$ 279,303

As of March 31, 2017 the components of accumulated earnings on a tax basis were as follows:

Undistributed Net Investment Income	$ 10,080
Capital and Other Losses	(114,087)
Net Unrealized Appreciation	279,303
Capital Losses Carried Forward	(1,031,687)
Total	$ (856,391)

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

For tax purposes, the current year post-October loss was $112,441 (realized during the period November 1, 2016 through March 31, 2017) and late year loss was $1,646 (incurred during the period January 1, 2017 through March 31, 2017).  These losses will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, April 1, 2017.

The difference between book and tax basis unrealized appreciation is attributable to the tax deferral of wash sale losses.

The Fund has $308,822 and $722,865 available short term and long term, respectively, capital loss carryforwards that have no expiration date.

The Fund paid an ordinary income distribution of $25,671 for the year ended March 31, 2017.

The Fund did not pay any distributions for the year ended March 31, 2016.

8.  CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of March 31, 2017, the Pilecki Family owned approximately 40.70% of the Fund.

9.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements.  Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017.  Management is currently evaluating the impact the amendments will have on the Fund’s financial statements and related disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Gator Series Trust

and the Shareholders of Gator Focus Fund

We have audited the accompanying statement of assets and liabilities of Gator Focus Fund, a series of shares of beneficial interest in Gator Series Trust, (the “Fund”) including the schedule of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from April 24, 2013 (commencement of operations) through March 31, 2014.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gator Focus Fund as of March 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended and for the period from April 24, 2013 (commencement of operations) through March 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 25, 2017

GATOR FUNDS

EXPENSE ILLUSTRATION

MARCH 31, 2017 (UNAUDITED)

 Expense Example

As a shareholder of the Gator Focus Fund (the “Fund”), you incur two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees, distribution (12b-1) fees and other Fund expenses.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2016 through March 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Gator Focus Fund - Institutional Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2016	March 31, 2017	October 1, 2016 to March 31, 2017

Actual	$1,000.00	$1,102.20	$7.81
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.50	$7.49

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Gator Focus Fund - Investor Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2016	March 31, 2017	October 1, 2016 to March 31, 2017

Actual	$1,000.00	$1,101.20	$9.12
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.26	$8.75

* Expenses are equal to the Fund's annualized expense ratio of 1.74%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

GATOR FUNDS

TRUSTEES & OFFICERS

MARCH 31, 2017 (UNAUDITED)

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their ages and addresses, their present positions with the Trust or the Fund, and their principal occupations during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act), by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.

Name, Address and Age	Position(s) Held with Trust	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships During Past 5 Years
Independent Trustees
Rhett E. Ingerick 100 South Ashley Drive, Suite 895 Tampa, FL 33602 Age: 42	Trustee	Since Inception; Indefinite	Functional Analyst Lead at KForce Inc., a professional staffing services firm (2015-present); Senior Integration Developer, Talbots, Inc. (2014-2015); Software Developer, Kforce Inc. (1999-2014).	One	None
Bevin E. Newton 100 South Ashley Drive, Suite 895 Tampa, FL 33602 Age: 46	Trustee	Since Inception; Indefinite

Choreographer and Ballet Teacher, Dance Stop Studios/Dance Stop Company (June 2016-present); Executive Director, The Roswell United Methodist Church Foundation (April 2012-May 2016); Choreographer and Ballet Teacher, Cartersville School of Ballet/Cartersville City Ballet (2004-present).

				One	None

Interested Trustee*
Derek Pilecki 100 S. Ashley Drive, Suite 895 Tampa, FL 33602 Age: 46	Trustee - Officer; President and Secretary	Trustee -Since Inception; Officer – Since February 2014; Indefinite	President and Chief Investment Officer for the Adviser (2008 – present)	One	None
Officers
Erik Anderson 100 S. Ashley Dr., Suite 895 Tampa, Fl 33602 Age: 40	Treasurer	Since February 2014	Chief Financial Officer of Oakpoint Advisors (2016-present); Chief Financial Officer for the Adviser (2012-2015).	N/A	None
Kyle R. Bubeck P.O. Box 11550 Overland Park, KS 66207 Age: 60	Chief Compliance Officer	Since Inception	President and Founder of Beacon Compliance Consulting, Inc. (2010 – present)	N/A	N/A

* The Interested Trustee is an Interested Trustee because he is an employee of the Adviser.

GATOR FUNDS

ADDITIONAL INFORMATION

MARCH 31, 2017 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Form N-Q is available on the SEC’s website at http://sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-855-270-2678, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-855-270-2678 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-855-270-2678 to request a copy of the SAI or to make shareholder inquiries.

GATOR FUNDS

ADDITIONAL INFORMATION

MARCH 31, 2017 (UNAUDITED)

This Page Was Left Blank Intentionally

Gator Funds

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2017

$ 10,000

FY 2016

$ 10,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2017

$ 0

$ 0

FY 2016

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2017

$ 2,000

$ 0

FY 2016

$ 2,000

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2017

$ 0

$ 0

FY 2016

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2017

$ 2,000

FY 2016

$ 2,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gator Series Trust

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: June 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: June 7, 2017

By /s/Erik Anderson

     Erik Anderson

     Treasurer

Date: June 7, 2017